Exhibit 99.1

Tailwind Acquisition Corp. and NUBURU, Inc.
Announce Stockholder Approval of Business Combination

LOS ANGELES & CENTENNIAL, Colo.--(BUSINESS WIRE)--Tailwind Acquisition Corp. (“Tailwind”; NYSEAM: TWND, TWNDU, TWNDW) a Special Acquisition Company (“SPAC”) and NUBURU, Inc. (“NUBURU”), a Leading Innovator in High Power and High Brightness Industrial Blue Laser Technology, announced today that at a special meeting of the shareholders held today, Tailwind’s shareholders voted to approve the previously announced business combination between Tailwind and NUBURU as well as other proposals related to the business combination.

About Nuburu

Founded in 2015, NUBURU is a developer and manufacturer of industrial blue lasers that leverage fundamental physics and their high-brightness, high-power design to produce the fastest, highest quality laser materials processing, including laser welding and additive manufacturing of copper, gold, aluminum and other industrially important metals. NUBURU’s industrial blue lasers produce defect-free welds that are up to eight times faster than the traditional approaches — all with the flexibility inherent to laser processing.

Learn more at NUBURU.net.

About TWND

TWND is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. TWND seeks to capitalize on the decades of combined investment experience of its management team, board of directors and advisors who are both technology entrepreneurs as well as technology-oriented investors with a shared vision of identifying and investing in technology companies.

Learn more at. https://twnd.tailwindacquisition.com/

Important Information and Where to Find It

This press release relates to a proposed transaction between TWND and NUBURU. TWND filed a definitive proxy statement/prospectus with the SEC on December 12, 2022 (the “Business Combination Proxy Statement”). The Business Combination Proxy Statement was to all TWND stockholders. TWND has filed and also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of TWND are urged to read the Business Combination Proxy Statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders are able to obtain free copies of the Business Combination Proxy Statement and all other relevant documents filed or that will be filed with the SEC by TWND through the website maintained by the SEC at www.sec.gov. The documents filed by TWND with the SEC also may be obtained free of charge upon written request: Tailwind Acquisition Corp., 1545 Courtney Avenue, Los Angeles, CA 90046.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PRESS RELEASE, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PRESS RELEASE. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Learn more at https://twnd.tailwindacquisition.com/.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this press release may be forward-looking statements, including statements regarding the closing. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by TWND and its management, and NUBURU and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement with respect to the business combination; (2) the outcome of any legal proceedings that may be instituted against NUBURU, TWND, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; (3) the inability to complete the business combination due to the failure to satisfy closing conditions of the business combination; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (5) the ability to meet the security exchange’s listing standards following the consummation of the business combination; (6) the risk that the business combination disrupts current plans and operations of NUBURU as a result of the announcement and consummation of the business combination; (7) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the business combination; (9) changes in applicable laws or regulations; (10) the possibility that NUBURU or the combined company may be adversely affected by other economic, business and/or competitive factors; (11) the inability to obtain financing from Lincoln Park Capital; (12) the risk that the business combination may not be completed in a timely manner or at all, which may adversely affect the price of TWND’s securities; (13) the risk that the transaction may not be completed by TWND’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by TWND; (14) the impact of the COVID-19 pandemic, including any mutations or variants thereof, and its effect on business and financial conditions; (15) volatility in the markets caused by geopolitical and economic factors; and (16) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in TWND’s Form S-1 (File No. 333-248113), Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022 and the Business Combination Proxy Statement and other documents filed by TWND from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither TWND nor NUBURU gives any assurance that either TWND or NUBURU or the combined company will achieve its expected results. Neither TWND nor NUBURU undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Participants in the Solicitation

TWND and NUBURU and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from TWND’s stockholders in connection with the proposed transactions. TWND’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and executive officers of TWND listed in TWND’s registration statement on Form S-4, which is expected to be filed by TWND with the SEC in connection with the business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to TWND’s stockholders in connection with the proposed business combination will be set forth in the Business Combination Proxy Statement.

No Offer or Solicitation

This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Contacts

NUBURU - Media Contact

Brian Knaley

ir@nuburu.net

NUBURU - Investor Relations Contact

Mark Roberts

mark@blueshirtgroup.com

Michael Anderson

michael@blueshirtgroup.com

Tailwind Acquisition Corp. - Media Contact

Sara Zick

Moxie Communications

tailwind@moxiegrouppr.com